UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2008

U. S. Precious Metals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 566-9310

950 Celebration Blvd. Suite A, Celebration, Florida 33547

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 8.01

OTHER INFORMATION.

U. S. Precious Metals, Inc., a Delaware corporation ("USPR" or the “Company”), previously reported the appointments of Michael Jack Kugler as a director and CEO of the Company and Dr. Daniel Conte as a director (see Current Report on Form 8K filed on April 23, 2008). Subsequently, the Company reported the appointment of Mr. Kugler as chairman of the board of directors (see Current Report on Form 8K filed on May 29, 2008).

These two appointments to the board inadvertently exceeded the number of directors permitted by the Company’s by-laws. Specifically, the Company’s by-laws allow a maximum of seven directors. The aforementioned inadvertent appointments would have had the board of directors improperly composed of nine members.    At a July 18, 2008 meeting of the board of directors, at which only valid members of the board participated and voted, the matter was resolved with the following board actions taken:

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The acknowledgement by the board that the aforementioned appointments to the board of Messrs. Kugler and Conte were invalid and of no force and effect;

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The acceptance of the resignation of Robert Astore as a director for heath reasons, and his immediate appointment as an unpaid consultant to the Company;

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 The immediate appointment of Mr. Kugler as a director filling the vacancy created by Mr. Astore’s resignation;

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The election of Mr. Kugler as the chairman of the board; and

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The immediate appointment of Dr. Conte as an unpaid consultant to the Company.

As a result of the abovementioned July 18, 2008 board meeting, the board is properly and presently composed of the correct maximum number permitted by its by-laws (seven). The aforementioned inadvertent appointments to the board did not effect the April 23, 2008 appointment of Mr. Kugler as the CEO of the Company which appointment was and remains a valid exercise of the board’s powers. Furthermore, there were no actions taken by the board during the time it was mistakenly composed of nine members that were affected by the inadvertent, invalid appointments.

Signatures.

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                             U. S. PRECIOUS METALS, INC.

Date:    July 21, 2008                      By:   /s/ Michael Jack Kugler

                                             ----------------------------

                                             Michael Jack Kugler, Chairman of

                                             The Board of Directors and CEO